Annual Fund Operating Expenses - First Trust TCW Opportunistic Fixed Income ETF - First Trust TCW Opportunistic Fixed Income ETF	Jan. 04, 2021
Operating Expenses:
Distribution and Service (12b-1) Fees	none
Other Expenses	none
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.66%
Total Annual Fund Operating Expenses	0.10%	[1]
Fee Waiver and Expense Reimbursement	0.56%

[1]	Pursuant to a contractual agreement, First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive management fees of 0.10% of average daily net assets until December 31, 2021. The waiver agreement may be terminated by action of the Trust's Board of Trustees at any time upon 60 days' written notice by the Trust, on behalf of the Fund, or by the Fund's investment advisor only after December 31, 2021.